Share Capital	6 Months Ended
Jun. 30, 2024
Share Capital [Abstract]
SHARE CAPITAL

NOTE 13 – SHARE CAPITAL

Authorized

The Company has authorized 75,085,700 ordinary shares with a par value of €0.05.

Issuances

On September 22, 2023, the Company announced an IPO of 1,000,000 American Depositary Shares (“ADSs”), representing 5,000,000 ordinary shares, at a price of $5.00 per ADS to the public for a total of $5,000,000 of gross proceeds to the Company, before deducting underwriting discounts and offering expenses (the “Offering”). The ADSs began trading on the Nasdaq Capital Market under the symbol “TURB.” During December 2023, the Company issued 5,000,000 ordinary shares from the IPO for proceeds of €3,354,781, net of share offering costs and underwriting cost of €1,350,200.

During December 2022, we issued 50,000,000 ordinary shares (pre-stock split: 2,500,000 shares) for proceeds of €2,500,000, to our parent company, who is also our sole shareholder.

The Company has reflected this issuance of ordinary shares for all periods presented due to their nominal value, relative to the IPO. The Company accounted for the proceeds as share capital in the year ended December 31, 2022. Earnings per share and ordinary shares outstanding have been retroactively reflected to show this issuance from the earliest period reported.

Stock Split

In February 2023, the Company approved a forward stock split of the issued and outstanding ordinary shares on a 20-for-1 basis. We increased our issued and outstanding share capital from 2,504,285 ordinary shares to 50,085,700 ordinary shares. The approval, from the Commercial Registry of Valencia, for the forward stock split was approved on February 1, 2023. The consolidated financial statements retrospectively reflected the forward stock split.

Issued and outstanding

As of June 30, 2024 and December 31, 2023, the total issued and outstanding share capital consists of 50,085,700 ordinary shares at €2,754,285, all subscribed and paid up.

RSUs

On April 5, 2024, the compensation committee and the board of directors of the Company approved the grant of 1,780,330 RSUs, which can be converted into 356,067 American Depositary Shares of the Company, representing 1,780,330 ordinary shares of the Company, to certain officers, directors and employees of the Company with the vesting date of January 1, 2027. During the six months ended June 30, 2024, the Company recorded €32,911 stock-based compensation expense. The stock-based compensation incurred from ordinary shares awarded was reported under salaries and benefits–related parties in the statements of operations with share-based payment reserve of €32,911 recognized under reserve in the balance sheets.

The 1,780,330 RSUs were valued at €383,064 based on the stock price of the Company at €1.08 per share on the grant date of April 5, 2024.

A summary of activity regarding the RSUs issued is as follows:

Weighted Average
	Original Common	Grant Date Fair Value
	Shares	Per Share
Balance, December 31, 2023	-	€-
Granted	1,780,330	0.22
Vested	-	-
Forfeited	-	-
Balance, June 30, 2024	1,780,330	€0.22

As of June 30, 2024, the unrecognized stock-based compensation of €350,153 is expected to be recognized over a weighted-average period of 2.5 years.